Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC. (the “Company”)

Frontier Netols Small Cap Value Fund

Institutional Class Shares (FNSVX)

Service Class Shares (FNVSX)

Class Y Shares (FNSYX)

Supplement dated August 25, 2017, to Prospectus Dated October 31, 2016, as previously supplemented on June 7, 2017

On August 22, 2017, the Board of Directors (the “Board”) of the Company unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Frontier Netols Small Cap Value Fund (the “Acquired Fund”), a series of the Company, would be reorganized with and into Frontier Phocas Small Cap Value Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds” ), also a series of the Company (the “Reorganization”).  The Reorganization does not require approval of the shareholders of the Acquired Fund, but shareholders of the Acquired Fund may redeem their shares prior to the Reorganization. Following the completion of the Reorganization, which is expected to be effective on or about October 27, 2017, the Acquired Fund will be terminated as a series of the Company.

Frontegra Asset Management, Inc. (the “Adviser”) serves as the investment adviser and Phocas Financial Corporation serves as the investment subadviser to both Funds.  In addition, both Funds have substantially similar investment objectives, investment strategies and risks.  Both Funds also have the same management fee rate and are subject to a similar fee waiver agreement.  If the Reorganization is consummated, shareholders of the Acquired Fund’s Institutional Class shares will see no change in net expenses, while shareholders of the Acquired Fund’s Class Y shares will experience lower net expenses.  The Adviser will bear all expenses of the Reorganization, excluding the costs of restructuring the Funds’ portfolios, including, but not limited to brokerage commissions and other transactions costs (if any), which will be borne by the Fund directly incurring them.

The Acquiring Fund is expected to be the accounting survivor of the Reorganization and, accordingly, the financial and performance history of the Acquiring Fund will continue.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended.  Accordingly, no gain or loss will be recognized by the Funds or their shareholders.  The Acquired Fund will make a distribution to its shareholders prior to the Reorganization, which may be taxable to shareholders who are not tax-exempt.

Pursuant to the Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, as described in the Agreement.  The Acquiring Fund will issue Institutional Class shares of common stock to the Acquired Fund equal in value to the aggregate net asset value of the Institutional Class and Class Y shares of the Acquired Fund on the closing date of the Reorganization.  In the coming months, shareholders of the Acquired Fund will receive an information statement/prospectus, which describes in detail the Reorganization and provides a comparison of the Funds.

This supplement should be retained with the Prospectus for future reference.

The date of this Supplement is August 25, 2017.